                                                                  EXHIBIT 10.19F

                                AMENDMENT NO. 8
                          TO SECURITIZATION AGREEMENTS

          AMENDMENT NO. 8 TO SECURITIZATION AGREEMENTS, dated as of December 30, 1999, among PAMECO SECURITIZATION CORPORATION, a Delaware company ("PSC"),
                                                                    ---
PAMECO CORPORATION, a Georgia company ("Pameco"), REDWOOD RECEIVABLES
                                        ------
CORPORATION ("Redwood") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York
              -------
company ("GECC").
          ----

          WHEREAS, Pameco, as originator (in such capacity, the "Originator")
                                                                 ----------
and PSC are parties to a Receivables Transfer Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Transfer
                                                                      --------
Agreement");
---------

          WHEREAS, PSC, as seller (in such capacity, the "Seller"), Redwood, as
                                                          ------
purchaser (in such capacity, the "Purchaser"), GECC, as operating agent (in such
                                  ---------
capacity, the "Operating Agent") and collateral agent (in such capacity, the
               ---------------
"Collateral Agent") and Pameco, as servicer (in such capacity, the "Servicer")
-----------------                                                   --------
are parties to a Receivables Purchase and Servicing Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Purchase Agreement");
-------------------

          WHEREAS, Redwood and GECC are parties to a Liquidity Loan Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Liquidity Agreement"; together with the Transfer Agreement and
               -------------------
the Purchase Agreement, the "Securitization Agreements"); and
                             -------------------------

          WHEREAS, the parties hereto desire to amend the Securitization Agreements and certain ancillary documents and agreements referred to therein in the manner set forth in this Amendment.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

          SECTION 1.1  Definitions.  All capitalized terms used herein, unless
                       -----------
otherwise defined, are used as defined in the Purchase Agreement.


                                  ARTICLE II
                  AMENDMENTS TO PURCHASE AGREEMENT AND ANNEX X

          SECTION 2.1  Amendment to Annex X.
                       --------------------

          (a) Annex X is hereby amended by deleting the definition of "Maximum Purchase Limit" in its entirety and substituting therefor the following:

               "Maximum Purchase Limit" shall mean $60,000,000, as such amount
                ----------------------
          may be subject to reduction in accordance with Section 2.02(a) of the Purchase Agreement."

          (b) Annex X is hereby amended by deleting from the definition of "Fee Letter" the date "June 11, 1999" and substituting therefor the date "December 30, 1999."

          SECTION 2.2 Amendment to Purchase Agreement.
                      -------------------------------

          (a) Section 9.01 of the Purchase Agreement is hereby amended by adding a new subsection (v) as follows:

          "(v) the Servicer shall fail to use the excess of the Net Cash Proceeds (as defined in the Credit Agreement) of any Indebtedness incurred by, or from any equity issuance of, the Servicer or any of its Subsidiaries which are applied in accordance with Section 6.1(e) of the Credit Agreement to reduce the Capital Investment until paid in full."


          SECTION 2.3 Amendment to Exhibit H.  Exhibit H to the Purchase
                      ----------------------
Agreement is hereby amended by deleting subsection 1(a) in its entirety and replacing it with the following:

          "(a) Servicer EBITDA.  As of the last day of each fiscal quarter of
               ---------------
     the Servicer, the Consolidated EBITDA for the preceding twelve consecutive fiscal months shall not be less than the amount set forth below opposite such period:

          Fiscal Quarter Ending                Amount
          ---------------------                ------
          November 30, 1999                    $(800,000)
          February 29, 2000                    $17,246,000
          For each fiscal quarter thereafter   $20,000,000

In calculating Servicer EBITDA for the periods set forth above, adjustments to the Servicer EBITDA may be made for non cash items; provided, however, that such adjustments shall be reviewed by, and satisfactory to, the Operating Agent, and may only be made upon the written consent of the Operating Agent to such non cash adjustments. If any adjustments proposed by the Company are not satisfactory to the Operating Agent, the parties agree to negotiate in good faith to resolve any differences"


                                  ARTICLE III
                                    WAIVER

          SECTION 3.1  Waiver.  The Operating Agent, Redwood and the Collateral
                       ------
Agent hereby waive (i) the Termination Event and Event of Servicer Termination arising under Sections 9.01(l) and 9.02(f) of the Purchase Agreement caused solely by the Company's failure to comply with the covenants set forth in Exhibit H to the Purchase Agreement for the fiscal quarter ended November 30, 1999 and (ii) for purposes of the reduction in the Maximum

Purchase Limit set forth in this Amendment only, the payment by the Seller of the Maximum Purchase Limit Reduction Fee set forth in the Fee Letter otherwise payable in accordance therewith. The foregoing waivers are limited to the specific purpose for which they are granted and shall not be construed as a consent, waiver or other modification with respect to any other term, condition or other provisions of any Related Document or any other Termination Event and Event of Servicer Termination now or hereafter existing.

          SECTION 3.2  Certain Breakage Costs.  In the event the Maximum
                       ----------------------
Purchase Limit is permanently reduced to zero on or before March 31, 2000, Redwood hereby waives any Breakage Costs otherwise payable to it under Section
2.12 of the Purchase Agreement resulting from such permanent reduction.


                                  ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

          SECTION 4.1  Representations and Warranties of PSC and Pameco.  Each
                       ------------------------------------------------
of PSC and Pameco represents and warrants that:

          (a) this Amendment No. 8 has been duly authorized, executed and delivered by each such party which is a signatory thereto;

          (b) this Amendment No. 8 constitutes the legal, valid and binding obligation of each such party which is a signatory thereto; and

          (c) each of the representations and warranties of such party set forth in the Securitization Agreements is true and correct as of the Amendment Effective Date (as defined below) and on such Amendment Effective Date is also made with respe ct to the Insurer; provided, that references in the
                                   --------  ----
Securitization Agreements to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 8 and to the Transfer Agreement as amended by this Amendment No. 8, respectively.

          SECTION 4.2  Representations and Warranties of Redwood.  Redwood
                       -----------------------------------------
represents and warrants that:

          (a) this Amendment No. 8 has been duly authorized, executed and delivered by Redwood;

          (b) this Amendment No. 8 constitutes the legal, valid and binding obligation of Redwood; and

          (c) each of the representations and warranties of Redwood set forth in the Securitization Agreements is true and correct as of the Amendment Effective Date (as defined below); provided, that references in the
                                   --------  ----
Securitization Agreements to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 8 and to the Transfer Agreement as amended by this Amendment No. 8, respectively.

                                   ARTICLE V
                              CONDITIONS PRECEDENT

          SECTION 5.1  Conditions Precedent.    This Amendment No. 8 shall
                       --------------------
become effective (the actual date of such effectiveness, the "Amendment
                                                              ---------
Effective Date") as of the date first above written subject to satisfaction of
--------------
the following conditions precedent in form and substance satisfactory to the Operating Agent:

          (a) Counterparts hereof shall have been duly executed and delivered by the parties hereto;

          (b) the Operating Agent shall have received a certificate of the Secretary or an Assistant Secretary of each of the Seller and the Servicer, dated as of the Amendment Effective Date, and certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment No. 8, (ii) a copy of such party's certificate of incorporation and by-laws, and
(iii) a copy of the resolutions of the board of directors of such party approving this Amendment No. 8 and the related transactions to which it is a party, all in form and substance satisfactory to the Operating Agent. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (c) the Operating Agent shall have received an Officer's Certificate from each of the Seller and the Servicer in the forms of Annexes A-1 and A-2 hereto, respectively;

          (d) PSC shall have received a certificate of the Secretary or an Assistant Secretary of the Originator, dated as of the Amendment Effective Date, and certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment No. 8, (ii) a copy of the Originator's certificate of incorporation and by-laws, and (iii) a copy of the resolutions of the board of directors of the Originator approving this Amendment No. 8 and the related transactions to which it is a party. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate; and

          (e) PSC and Pameco shall have taken such other actions and provided such documentation as the Operating Agent may request.


                                  ARTICLE VI
                           WAIVER BY PSC AND SERVICER

          Each of PSC and the Servicer hereby waives any claim, defense, demand, action or suit of any kind or nature whatsoever against the Insurer, the Purchaser, the Letter of Credit Providers, the Liquidity Lenders, the Liquidity Agent, the Operating Agent and the Collateral

Agent arising on or prior to the date hereof in connection with the Purchase Agreement or the transactions contemplated thereunder.


                                  ARTICLE VII
                                 MISCELLANEOUS

          SECTION 7.1  Counterparts.  This Amendment No. 8 may be executed on
                       ------------
any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 7.2  GOVERNING LAW.  THIS AMENDMENT NO. 8 SHALL BE GOVERNED
                       -------------
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          SECTION 7.3  Expenses.  Pameco agrees to pay and reimburse the
                       --------
Operating Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment No. 8, including the reasonable fees and expenses of counsel to the Operating Agent and the Collateral Agent.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 8 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              PAMECO SECURITIZATION CORPORATION

                              By ________________________
                                  Title:

                              REDWOOD RECEIVABLES CORPORATION

                              By ________________________
                                  Title:

                              PAMECO CORPORATION

                              By ________________________
                                  Title:

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Operating Agent and
                              Collateral Agent

                              By ________________________
                                  Title:

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Liquidity Agent

                              By ________________________
                                  Title:

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Letter of Credit Agent and
                              Letter of Credit Provider

                              By ________________________
                                  Title:

                                                                       ANNEX A-1

                    FORM OF OFFICER'S CERTIFICATE OF SELLER
                    ---------------------------------------

                       Pameco Securitization Corporation

                             Officer's Certificate

          I, [Name of Officer], the duly elected [Insert Title] of Pameco Securitization Corporation (the "Seller"), hereby certify pursuant to Section 5.1(c) of Amendment No. 8 to Securitization Agreements, dated as of the date hereof ("Amendment No. 8"; capitalized terms used but not defined in this Officer's Certificate having the meaning set forth in Amendment No. 8), between the Seller, Pameco Corporation, Redwood Receivables Corporation (the "Purchaser") and General Electric Capital Corporation, and for the benefit of the Purchaser, the Operating Agent and General Electric Capital Corporation, as follows:

          (1) after giving effect to the effectiveness of Amendment No. 8, no Termination Event or Incipient Event will have occurred and be continuing; and

          (2) the representations and warranties of the Seller contained in
Section 4.01 of the Purchase Agreement, in the Transfer Agreement and in any other document, certificate or financial or other statement delivered by the Seller in connection with the Purchase Agreement or the Transfer Agreement are true and correct in all material respects and with the same force and effect as though such representations and warranties had been made as of such date, except to the extent any such representations and warranties relate solely to an earlier date.

          IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this ___ day of December, 1999.

                              PAMECO SECURITIZATION CORPORATION

                              By:_________________________
                                 Name:
                                 Title:

                                                                       ANNEX A-2

                   FORM OF OFFICER'S CERTIFICATE OF SERVICER
                   -----------------------------------------

                               Pameco Corporation

                             Officer's Certificate

          I, [Name of Officer], the duly elected [Insert Title] of Pameco Corporation (the "Servicer"), hereby certify pursuant to Section 5.1(c) of Amendment No. 8 to Securitization Agreements, dated as of the date hereof ("Amendment No. 8"; capitalized terms used but not defined in this Officer's Certificate having the meaning set forth in Amendment No. 8), between Pameco Securitization Corporation, the Servicer, Redwood Receivables Corporation (the "Purchaser") and General Electric Capital Corporation, and for the benefit of the Purchaser, the Operating Agent and General Electric Capital Corporation, as follows:

          (1) after giving effect to the effectiveness of Amendment No. 8, no Termination Event or Incipient Event will have occurred and be continuing; and

          (2) the representations and warranties of the Seller contained in
Section 4.01 of the Purchase Agreement, in the Transfer Agreement and in any other document, certificate or financial or other statement delivered by the Seller in connection with the Purchase Agreement or the Transfer Agreement are true and correct in all material respects and with the same force and effect as though such representations and warranties had been made as of such date, except to the extent any such representations and warranties relate solely to an earlier date.

          IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this ___ day of December, 1999.

                              PAMECO CORPORATION

                              By:_________________________
                                 Name:
                                 Title:

                              TRANCHE C TERM NOTE

$6,076,525.00                                                 New York, New York
                                                                January __, 2000

     FOR VALUE RECEIVED, the undersigned, PAMECO CORPORATION, a Georgia corporation (the "Company"), hereby unconditionally promises to pay to the order
                  -------
of GENERAL ELECTRIC CAPITAL CORPORATION, (the "Lender") at the office of General
                                               ------
Electric Capital Corporation, located at 201 High Ridge Road, Stamford, CT 06927-5100 in lawful money of the United States of America and in immediately available funds, the principal amount of SIX MILLION SEVENTY-SIX THOUSAND FIVE HUNDRED TWENTY-FIVE DOLLARS ($6,076,525.00), or, if less, the unpaid principal amount of the Tranche C Term Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in subsection 2.4(a). The Company further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 6.3 and 6.4 of such Credit Agreement.

     The holder of this Tranche C Term Note is authorized to endorse on the Schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the information set forth in subsection 2.2 of the Credit Agreement. Each such endorsement shall constitute prima facie evidence of the accuracy of the information enclosed.
           ----- -----
The failure to make any such endorsement (or any error in such endorsement) shall not affect the obligations of the Company in respect of such Term Loan or under the Credit Agreement.

     This Tranche C Term Note (a) is one of the Tranche C Term Notes referred to in the Amended and Restated Credit Agreement, dated as of March 10, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among the Company, the Lenders and General Electric Capital
---------
Corporation, as Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Tranche C Term Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Tranche C Term
Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Tranche C Term Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Tranche C Term Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS TRANCHE C TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                              PAMECO CORPORATION

                              By:______________________________
                                  Name:
                                  Title:

                              TRANCHE C TERM NOTE

$3,807,825.00                                                 New York, New York
                                                                January __, 2000

     FOR VALUE RECEIVED, the undersigned, PAMECO CORPORATION, a Georgia corporation (the "Company"), hereby unconditionally promises to pay to the order
                  -------
of WACHOVIA BANK, N.A., (the "Lender") at the office of General Electric Capital
                              ------
Corporation, located at 201 High Ridge Road, Stamford, CT 06927-5100 in lawful money of the United States of America and in immediately available funds, the principal amount of THREE MILLION EIGHT HUNDRED SEVEN THOUSAND EIGHT HUNDRED TWENTY-FIVE DOLLARS ($3,807,825.00), or, if less, the unpaid principal amount of the Tranche C Term Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in subsection 2.4(a). The Company further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 6.3 and 6.4 of such Credit Agreement.

     The holder of this Tranche C Term Note is authorized to endorse on the Schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the information set forth in subsection 2.2 of the Credit Agreement. Each such endorsement shall constitute prima facie evidence of the accuracy of the information enclosed.
           ----- -----
The failure to make any such endorsement (or any error in such endorsement) shall not affect the obligations of the Company in respect of such Term Loan or under the Credit Agreement.

     This Tranche C Term Note (a) is one of the Tranche C Term Notes referred to in the Amended and Restated Credit Agreement, dated as of March 10, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among the Company, the Lenders and General Electric Capital
---------
Corporation, as Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Tranche C Term Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Tranche C Term
Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Tranche C Term Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Tranche C Term Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS TRANCHE C TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                              PAMECO CORPORATION

                              By:______________________________
                                  Name:
                                  Title:

                              TRANCHE C TERM NOTE

$3,807,825.00                                                 New York, New York
                                                                January __, 2000

     FOR VALUE RECEIVED, the undersigned, PAMECO CORPORATION, a Georgia corporation (the "Company"), hereby unconditionally promises to pay to the order
                  -------
of BANK OF AMERICA, N.A., (the "Lender") at the office of General Electric
                                ------
Capital Corporation, located at 201 High Ridge Road, Stamford, CT 06927-5100 in lawful money of the United States of America and in immediately available funds, the principal amount of THREE MILLION EIGHT HUNDRED SEVEN THOUSAND EIGHT HUNDRED TWENTY-FIVE DOLLARS ($3,807,825.00), or, if less, the unpaid principal amount of the Tranche C Term Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in subsection 2.4(a). The Company further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 6.3 and 6.4 of such Credit Agreement.

     The holder of this Tranche C Term Note is authorized to endorse on the Schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the information set forth in subsection 2.2 of the Credit Agreement. Each such endorsement shall constitute prima facie evidence of the accuracy of the information enclosed.
           ----- -----
The failure to make any such endorsement (or any error in such endorsement) shall not affect the obligations of the Company in respect of such Term Loan or under the Credit Agreement.

     This Tranche C Term Note (a) is one of the Tranche C Term Notes referred to in the Amended and Restated Credit Agreement, dated as of March 10, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among the Company, the Lenders and General Electric Capital
---------
Corporation, as Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Tranche C Term Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Tranche C Term
Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Tranche C Term Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Tranche C Term Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS TRANCHE C TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                              PAMECO CORPORATION

                              By:______________________________
                                  Name:
                                  Title:

                              TRANCHE C TERM NOTE

$3,807,825.00                                                 New York, New York
                                                                January __, 2000

     FOR VALUE RECEIVED, the undersigned, PAMECO CORPORATION, a Georgia corporation (the "Company"), hereby unconditionally promises to pay to the order
                  -------
of SUNTRUST BANK, (the "Lender") at the office of General Electric Capital
                        ------
Corporation, located at 201 High Ridge Road, Stamford, CT 06927-5100 in lawful money of the United States of America and in immediately available funds, the principal amount of THREE MILLION EIGHT HUNDRED SEVEN THOUSAND EIGHT HUNDRED TWENTY-FIVE DOLLARS ($3,807,825.00), or, if less, the unpaid principal amount of the Tranche C Term Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in subsection 2.4(a). The Company further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 6.3 and 6.4 of such Credit Agreement.

     The holder of this Tranche C Term Note is authorized to endorse on the Schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the information set forth in subsection 2.2 of the Credit Agreement. Each such endorsement shall constitute prima facie evidence of the accuracy of the information enclosed.
           ----- -----
The failure to make any such endorsement (or any error in such endorsement) shall not affect the obligations of the Company in respect of such Term Loan or under the Credit Agreement.

     This Tranche C Term Note (a) is one of the Tranche C Term Notes referred to in the Amended and Restated Credit Agreement, dated as of March 10, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among the Company, the Lenders and General Electric Capital
---------
Corporation, as Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Tranche C Term Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Tranche C Term
Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Tranche C Term Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Tranche C Term Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS TRANCHE C TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                              PAMECO CORPORATION

                              By:______________________________
                                  Name:
                                  Title:

_______________________________________________________________________________


                              SECURITY AGREEMENT


                                    BETWEEN


                              PAMECO CORPORATION


                                      and


                         QUILVEST AMERICAN EQUITY LTD.

                             ____________________

                         Dated as of December 30, 1999

                             ____________________

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF DECEMBER 30,
                              -----------------------
1999 AMONG PAMECO CORPORATION (THE "GRANTOR"), QUILVEST AMERICAN EQUITY LTD. AND
                                    -------
GENERAL ELECTRIC CAPITAL CORPORATION ("AGENT"), TO THE INDEBTEDNESS (INCLUDING
                                       -----
INTEREST) OWED BY COMPANY PURSUANT TO THAT CERTAIN AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MARCH 10, 1998 AMONG COMPANY, AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AS SUCH CREDIT AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS INSTRUMENT AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL.

                              SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of December 30, 1999, between PAMECO CORPORATION, a Georgia corporation (the "Grantor"), and QUILVEST AMERICAN EQUITY
                                         -------
LTD. (the "Lender").
           ------

          WHEREAS, pursuant to a Promissory Note dated as of December 30, 1999 (the "Promissory Note"), Lender has agreed to make a loan (the "Loan") to the
      ---------------                                           ----
Grantor upon the terms and subject to the conditions set forth therein;

          WHEREAS, it is a condition precedent to the obligation of the Lender to make the Loan to the Grantor pursuant to the Promissory Note that the Grantor shall have executed and delivered this Security Agreement.

          NOW, THEREFORE, in consideration of the premises and to induce the Lender to make the Loan to the Grantor pursuant to the Promissory Note, the Grantor hereby agrees with the Lender as follows:

          1.   Defined Terms.  Unless otherwise defined herein, terms which are
               -------------
defined in the Promissory Note and used herein are so used as so defined; the following terms which are defined in the Code (as hereinafter defined) on the date hereof are used herein as so defined: Chattel Paper, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory and Proceeds; and the following terms shall have the following meanings:

          "Code" shall mean the Uniform Commercial Code as from time to time in
           ----
effect in the State of New York.

          "Collateral" shall have the meaning assigned to it in Section 2 of
           ----------
this Security Agreement.

          "Lien" shall mean any interest in Property securing an obligation owed
           ----
to or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute, or contract, and including, without limitation, (a) a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, or conditional sale or a lease, consignment or bailment for security purposes, or (b) any reservation, exception, encroachment, easement, right-of-way, condition, restriction or other title exception or encumbrance affecting Property.

          "Material Adverse Effect" shall mean a material adverse effect on (a)
           -----------------------
the business, assets, operations, prospects or condition (financial or otherwise) of the Grantor taken as a whole, (b) the ability of the Grantor to perform its obligations under the Promissory Note or the GECC Credit Agreement in accordance with their terms, or

(c) the Collateral or the Lender's Liens on the Collateral or the priority of any such Lien on the Collateral, other than, in each case, immaterial Collateral.

          "Patent License" shall mean all agreements, whether written or oral,
           --------------
providing for (a) the grant by the Grantor of any right to manufacture, use or sell any invention covered by a Patent or (b) the grant to the Grantor of any such right, including, without limitation, any thereof referred to in Schedule I hereto.

          "Patents" shall mean (a) all letters patent of the United States or
           -------
any other country, and all applications for letters patent of the United States or any other country, including, without limitation, any referred to in Schedule I hereto, (b) all divisions, reissues, continuations, continuations-in-part, or extensions thereof, including, without limitation, any referred to in Schedule I hereto.

          "Person" shall mean an individual, partnership, corporation, limited
           ------
liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

          "Property" shall mean any right or interest in or to property of any
           --------
kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Security Agreement" shall mean this Security Agreement, as amended,
           ------------------
supplemented or otherwise modified from time to time.

          "Trademarks" shall mean (a) all trademarks, trade names, corporate
           ----------
names, company names, business names, fictitious business names, trade styles, service marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired (including, without limitation, the goodwill associated with each of the foregoing), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, any referred to in Schedule II hereto and (b) all reissues, extensions or renewals thereof.

          "Trademark License" shall mean any agreement, written or oral,
           -----------------
providing for the grant (a) by the Grantor of any right to use any Trademark or
(b) to the Grantor of any such right, including, without limitation, any thereof referred to in Schedule II hereto.

          2.   Grant of Security Interest.  As collateral security for the
               --------------------------
prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the obligations under the Promissory Note, the Grantor hereby grants to the Lender, a security interest in all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):
                                      ----------

                    (i)    all Chattel Paper;

                    (ii)   all Documents;

                    (iii)  all Equipment;

                    (iv)   all General Intangibles;

                    (v)    all Instruments;

                    (vi)   all Inventory;

                    (vii)  all Patents;

                    (viii) all Patent Licenses:

                    (ix)   all Trademarks;

                    (x)    all Trademark Licenses;

                    (xi) all deposit accounts maintained at any financial institution and all funds, in whatever form, from time to time on deposit in such accounts; and

                    (xii) to the extent not otherwise included, all proceeds, products, substitutions and replacements of any and all of the foregoing; provided, however, that, with respect to any contract, lease or agreement
--------  -------
between the Grantor and any other Person which prohibits the assignment thereof, "Collateral" shall include only the rights of the Grantor to receive monies thereunder, provided, further, that the Lender shall have no security interest
            --------  -------
in any Collateral that constitutes "Seller Collateral" under that certain Receivables Purchase and Servicing Agreement dated as of April 29, 1996 among Pameco Securitization Corporation, Redwood Receivables Corporation, Grantor, and General Electric Capital Corporation, as amended, restated, replaced, supplemented, or otherwise modified from time to time (the "RPA") including, any
                                                            ---
proceeds thereof arising from the return of goods to the Grantor.

          3.    Representations and Warranties.  The Grantor hereby represents
                ------------------------------
and warrants that:

                (a) Title; No Other Liens. Except for the Lien granted to the
                    ---------------------
Lender pursuant to this Security Agreement, the Liens granted pursuant to the RPA, the Liens in favor of General Electric Capital Corporation ("GECC")
                                                                  ----
pursuant to that certain Company Security Agreement dated as of March 19, 1992 between Grantor and GECC, as the same may have been and may be amended, replaced, restated, supplemented or otherwise modified from time to time (the "GECC Security Agreement") and Permitted Liens, the Grantor owns each item of
-------------------------
the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lender pursuant to this Security Agreement and in favor of GECC under the GECC Security Agreement and those relating to Permitted Liens.

                (b) Perfected Priority Liens. Subject to all filings necessary
                    ------------------------
to perfect the security interests granted hereunder, the Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral (other than any Patents and Trademarks registered in any jurisdiction outside of the United States or any political subdivision thereof and Collateral to the extent it is deemed to be a Fixture) in favor of the Lender and are enforceable as such against all creditors of and purchasers from the Grantor and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property, subject only to the prior perfected Liens on the Collateral (i) granted under the RPA, (ii) in favor of GECC under the GECC Security Agreement, and (iii) Permitted Liens.

                (c) Inventory and Equipment. The Inventory and the Equipment are
                    -----------------------
kept at the locations listed on Schedules III and IV hereto.

                (d) Chief Executive Office. The Grantor's chief executive office
                    ----------------------
and chief place of business is located at 1000 Center Place, Norcross, Georgia 30093.

                (e) Farm Products. None of the Collateral constitutes, or is the
                    -------------
Proceeds of, Farm Products.

                (f) Patents and Trademarks. Schedule I hereto includes all
                    ----------------------
Patents and Patent Licenses owned by the Grantor in its own name as of the date hereof. Schedule II hereto includes all Trademarks and Trademark Licenses owned by the Grantor in its own name as of the date hereof. To the best knowledge of the Grantor, each Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in either such Schedule, none of such Patents and Trademarks is the subject of any licensing or franchise agreement.

               (g) Governmental Obligors.  The aggregate value of all Contracts
                   ---------------------
to which Governmental Authorities are an obligor or a party, as the case may be, is not in excess of $500,000.

          4.   Covenants. The Grantor covenants and agrees with the Lender that,
               ---------
until the Loan is paid in full:

               (a) Further Documentation; Pledge of Instruments.  At any time
                   --------------------------------------------
and from time to time, upon the written request of the Lender, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Grantor also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law. The Grantor promptly shall notify the Lender if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other Instrument or Chattel Paper having a value in excess of $7,500.

               (b) Indemnification.  The Grantor will pay, and save the Lender
                   ---------------
harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Lender under any Contract for any sum owing thereunder, or to enforce any provisions of any Contract, the Grantor will save, indemnify and keep the Lender, harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the Grantor.

               (c) Maintenance of Records.  The Grantor will keep and maintain
                   ----------------------
at its own cost and expense satisfactory and complete records of the Collateral. The Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the

Lender's further security, the Lender is hereby granted a security interest in all of the Grantor's books and records concerning the Collateral, and the Grantor shall turn over any such books and records to the Lender or to its representatives during normal business hours at the request of the Lender.

          (d) Right of Inspection.  The Lender shall at all times have full and
              -------------------
free access during normal business hours to all the books, correspondence and records of the Grantor, and the Lender or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Lender (and its representatives), at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Lender and its representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein. The Lender hereby agrees that, unless an Event of Default has occurred and is continuing, they will give the Grantor reasonable notice under the circumstances prior to exercising its rights under this clause (d).

          (e) Compliance with Laws, etc.  The Grantor will comply in all
              --------------------------
respects with all material Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Grantor's business, except (i) to the extent that the failure to so comply could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect or (ii) that the Grantor may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Lender, adversely affect the Lender's rights or the priority of their Liens on the Collateral.


          (f) Payment of Obligations.  The Grantor will pay promptly when due
              ----------------------
all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not, individually or in the aggregate, involve any material danger of the sale, forfeiture or loss of any material portion of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Grantor's books in accordance with GAAP.

          (g) Limitation on Liens on Collateral.  The Grantor will not create,
              ---------------------------------
incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby, the Liens pursuant to the RPA and the Liens in favor of

GECC pursuant to the GECC Security Agreement, and will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all Persons whomsoever.

          (h) Limitations on Dispositions of Collateral.  The Grantor will not
              -----------------------------------------
sell, transfer, lease or otherwise dispose of any of the collateral, or attempt, offer or contract to do so except as permitted pursuant to the RPA or the GECC Security Agreement.

          (i) Maintenance of Equipment.  The Grantor will maintain each item of
              ------------------------
Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

          (j) Maintenance of Insurance.  The Grantor will maintain, with
              ------------------------
financially sound and reputable companies, such insurance policies as are required pursuant to the GECC Security Agreement and related documents.

          (k) Further Identification of Collateral. The Grantor will furnish to
              ------------------------------------
the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

          (l) Notices.  The Grantor will advise the Lender promptly, in
              -------
reasonable detail, at its address set forth herein, (i) of any Lien (other than Liens created or permitted hereby) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect on the aggregate value of the Collateral or on the Liens created hereunder.

          (m) Changes in Locations, Name, etc.  The Grantor will not (i) change
              --------------------------------
the location of its chief executive office/chief place of business from that specified in Section 4(e) or remove its books and records from such location,
(ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedules III and IV hereto or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Lender in connection with this Security Agreement would become seriously misleading, unless it shall have given the Lender at least 45 days prior written notice thereof and, prior to effecting any such change, it shall have taken all steps as the Lender may deem necessary or advisable to continue the perfection and priority of the security interests granted pursuant hereto.

          (n) Patents and Trademarks.
              ----------------------

               (i) The Grantor (either itself or through licensees) will, except with respect to any Trademark that the Grantor shall reasonably determine is of immaterial economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Lender shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

               (ii) The Grantor will not, except with respect to any Patent that the Grantor shall reasonably determine is of immaterial economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

               (iii) The Grantor will notify the Lender immediately if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Grantor's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

               (iv) Whenever the Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Grantor shall report such filing to the Lender within five Business Days after the last day of the fiscal quarter in which such filing occurs and the Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender's security interest in any Patent or Trademark and the goodwill and general intangibles of the Grantor relating thereto or represented thereby, and the Grantor hereby constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Loan is paid in full.

                    (v) The Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, (A) as to Trademarks, the filing of applications for renewal, affidavits of use and affidavits of incontestability and (B) as to Patents, the payment of maintenance fees.

                    (vi) In the event that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Grantor shall promptly notify the Lender after it learns thereof and shall, unless the Grantor shall reasonably determine that such Patent or Trademark is not of material economic value to the Grantor, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Grantor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

          5.   Lender's Appointment as Attorney-in-Fact.
               ----------------------------------------

               (a)  Powers.  The Grantor hereby irrevocably constitutes and
                    ------
appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives the Lender the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do the following:

                    (i) upon the occurrence and during the continuance of any Event of Default, in the name, of the Grantor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Instrument or General Intangible and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Instrument or General Intangible whenever payable, or to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any incurrence called for by the terms of this

     Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

               (ii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any Person liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, an such conditions and in such manner, as the Lender shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Grantor's expense, at any time, or from time to time, all acts, and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

          The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

               (b) No Duty on Lender's Part.  The powers conferred on the Lender
                   ------------------------
hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          6.   Performance by Lender of Grantor's Obligations.  If the Grantor
               ----------------------------------------------
fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum specified in the Promissory Note for amounts owing when an Event of Default has occurred and is continuing, shall be payable by the Grantor to the Lender on demand and shall be secured hereby.

          7.   Remedies.  If an Event of Default shall occur and be continuing,
               --------
the Lender may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver said Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived or released. The Grantor further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Grantor's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the collateral or in any way relating to the Collateral or the rights of the Lender hereunder (including, without limitation, reasonable fees and disbursements of legal counsel, accountants, auctioneers, appraisers, investment bankers and other financial advisors), to the payment in whole or in part of the Loan, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Lender account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages, and demands against the Lender arising out of the exercise by them of any rights hereunder.

If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonably and properly given if given (effective upon dispatch) by first-class mail, postage prepaid, addressed to the Grantor at its address set forth herein at least 10 days before such sale or other disposition. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Loan and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

          8.   Limitation on the Lender's Duties in Respect of Collateral.  The
               ----------------------------------------------------------
Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Subject to the provisions of the immediately preceding sentence, neither the Lender, nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or otherwise.

          9.   Powers Coupled with an Interest.  All authorizations and agencies
               -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          10.  Severability.  Any provision of this Security Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating' the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11.  Paragraph Headings.  The paragraph headings used in this Security
               ------------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          12.  Termination; Etc.  The security interest in Collateral created
               -----------------
hereby shall terminate when all amounts owed under the Promissory Note have been paid and finally discharged in full. Subject to the provisions of Section 13 hereof, Lender shall execute and deliver to the Grantor such UCC-3 termination statements as may be necessary to terminate any currently effective UCC-1 financing statements upon the termination of the security interest as provided herein.

          13.  Reinstatement.  Notwithstanding the provisions of Section 12
               -------------
hereof, this Agreement, and the security interest granted hereunder, shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by

Lender in respect of the Collateral is rescinded or must otherwise be restored or returned by Lender in respect of the Collateral upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Grantor or upon the appointment of any intervenor, receiver, or conservator of, or trustee or similar official for, the Grantor or any substantial part of its properties, or otherwise, all as though such payments had not been made.

          14.  No Waiver; Cumulative Remedies.  The Lender shall not by any act
               ------------------------------
(except pursuant to the execution of a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          15.  Waivers and Amendments; Successors and Assigns; Governing Law.
               -------------------------------------------------------------
None of the terms or provisions of this Security Agreement way be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and the Lender. This Security Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Lender and its successors and assigns. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          16.  Integration.  This Security Agreement represents the agreement of
               -----------
the Grantor and the Lender with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein or in the Promissory Note.

          IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                   PAMECO CORPORATION


                                   By: ____________________________
                                       Name:
                                       Title:

                                   QUILVEST AMERICAN EQUITY LTD.


                                   By: ____________________________
                                       Name:
                                       Title:

                                                                   SCHEDULE I to
                                                              Security Agreement
                                                              ------------------


Patents
-------


              1. On June 3, 1988, Westbrook Distributing, Inc., a Texas corporation ("Westbrook") entered into an agreement with Charles T. Sweeney and Tetravalent, Inc. whereby Westbrook became a licensee and sublicensee for certain United States and foreign patents and for the following trademarks registered with the United States Patent and Trademark Office: "KING CHLOR" (became registered on January 7, 1984 - Reg. No. 1,194,648) and "Tetravalent" (became registered on November 12, 1985 - Reg. No. 1,369,899). Westbrook has been merged into the Grantor.

                                                                  SCHEDULE II to
                                                              Security Agreement
                                                              ------------------


Trademarks
----------

               1. The name "Melco" and design became registered with the United States Patent and Trademark Office on April 4, 1950, under registration 523,300. This trademark was assigned to Metchior, Armstrong, Dessau, Inc., a Delaware corporation and a wholly-owned subsidiary of Seller, which assignment was recorded on December 6, 1961. This Trademark was assigned to the Grantor and was recorded on _____________.

               2. The name "Thermal Supply" and design became registered with the United States Patent and Trademark Office on May 19, 1976, under registration number 1,039,937. This trademark was assigned to the Grantor and was recorded on July 23, 1990.

               3. The design for Thermal Company became registered with the United States Patent and Trademark Office on July 13, 1982. This trademark has been cancelled due to failure to file the required affidavit during the one-year period after registration.

               4. On May 8, 1989, the Grantor applied to register the name "Thermal Zone" and design with the United States Patent and Trademark Office under serial numbers 73/798,309 (class 11) and 73/799,130 (class 3).

               5.   See item 1 in Schedule I hereto.

Trade Names
-----------

               The RAC Group entities use, or have used, the following names in the operation of their business, in addition to those names (or portions thereof) appearing above. Such names may or may not be registered as trade names in one or more jurisdictions:

               1.   National Temperature Control Centers
               2.   Melchior, Armstrong, Dessau
               3.   Westbrook Distributing
               4.   Graves Refrigeration
               5.   R&R Supply Company
               6.   Gulf Coast Air Conditioning Suppliers
               7.   Graves Brothers Refrigeration Supplies
               8.   Knoxville Refrigeration Supply Company
               9.   J&P Supply Company

                               REDWOOD FEE LETTER

                                                               December 30, 1999

Pameco Corporation
World Headquarters
1000 Center Place
Norcross, Georgia 30093

Pameco Securitization Corporation
1000 Center Place - Suite A
Norcross, Georgia 30093

Ladies and Gentlemen:

          We refer to (i) the Receivables Purchase and Servicing Agreement dated as of April 29, 1996, as amended (the "Purchase Agreement") among Pameco Securitization Corporation, as seller (the "Seller"), Redwood Receivables Corporation, as purchaser ("Redwood"), General Electric Capital Corporation, as operating agent ("GECC"), and Pameco Corporation ("Pameco"), as servicer and
(ii) Amendment No. 8 to Securitization Agreements (the "Amendment"), dated as of the date hereof, among Seller, Pameco, Redwood and GECC. Terms not otherwise defined in this letter shall have the meanings assigned to them under the Purchase Agreement.

          This letter is the Fee Letter referred to in the Purchase Agreement and sets forth our understanding with respect to certain fees that are payable by the Seller and Pameco pursuant to the Purchase Agreement. This letter supersedes and replaces that certain Fee Letter among us dated June 11, 1999.

          The parties to this letter agree as follows:

          1. The Seller shall pay an Unused Commitment Fee equal to one-quarter of one percent (0.25%) per annum calculated daily and payable monthly on the amount by which the Maximum Purchase Limit exceeds the outstanding Capital Investment on such date

          2. Upon any reduction of the Maximum Purchase Limit, in whole or in part, on or before October 16, 2001, the Seller shall pay a Maximum Purchase Limit Reduction Fee in an amount equal to one-quarter of one percent (0.25%) on such reduction of the Maximum Purchase Limit.

          3. The provisions of Sections 14.04(a) of the Purchase Agreement are incorporated herein.

          4. This letter shall be governed by, and construed in accordance with the internal laws of the State of New York.

                                    Very truly yours,

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, as Lender, as Agent and as
                                    Operating Agent

                                    By:______________________________
                                         Name:
                                         Title:

                                    REDWOOD RECEIVABLES CORPORATION

                                    By:______________________________
                                         Name:
                                         Title:

Agreed and accepted as of
the date first above written:

PAMECO SECURITIZATION CORPORATION
as Seller

By:_____________________
     Name:
     Title:

PAMECO CORPORATION
as Servicer

By:_____________________
     Name:
     Title:

                   SUBORDINATION AND INTERCREDITOR AGREEMENT
                   -----------------------------------------

     This SUBORDINATION AND INTERCREDITOR AGREEMENT (this "Agreement") is entered into as of December 30, 1999 by and among QUILVEST AMERICAN EQUITY LTD ("Junior Creditor"), PAMECO CORPORATION, a Georgia corporation ("Company"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent (together with its successors and assigns, "Agent") for all Lenders (which term shall include the successors and assigns thereof) party to the Credit Agreement described below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Company, Agent and Lenders have entered into an Amended and Restated Credit Agreement dated as of March 10, 1998 (as the same may be amended, refinanced, replaced, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which, among other things, Lenders have agreed, subject to the terms and conditions set forth in the Credit Agreement, to make certain loans and financial accommodations to Company;

          WHEREAS, Company and Junior Creditor have entered into a Security Agreement and a Pledge Agreement of even date herewith pursuant to which the Company has granted Junior Creditor a security interest in certain collateral to secure a loan by Junior Creditor in the principal amount of $7,500,000, which loan is evidenced by a promissory note (as the same may be amended, supplemented or otherwise modified from time to time as permitted hereunder, collectively, the "Junior Agreement").

          WHEREAS, as a condition precedent to the agreement of Agent and the Lenders to the Company's granting of security to the Junior Creditor, Lenders have required the execution and delivery of this Agreement by Junior Creditor and Company;

          NOW, THEREFORE, in order to induce Lenders to consummate the transactions contemplated by the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

          1.  Definitions.  All capitalized terms used in this Agreement without
              -----------
definition shall have the meanings ascribed to such terms in the Credit Agreement. The following terms shall have the following meanings in this
Agreement:

          "Collection Action" shall mean (a) to demand, sue for, take or receive
           -----------------
from or on behalf of Company, by set-off, demand for cash collateral or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Company with respect to the Junior Debt, (b) to initiate or participate with others in any suit, action or proceeding against Company to (i) enforce payment of or to collect the whole or any part of the Junior Debt or
(ii) commence judicial enforcement of any of the rights and remedies under the Junior Debt Documents or applicable law with respect to the Junior Debt or the Junior Debt Documents, (c) to accelerate any Junior Debt unless the Senior Debt has been accelerated, (d) to exercise any put option or to cause Company to honor any redemption or mandatory prepayment or cash collateralization obligation under any Junior Debt Document, (e) to take any action with respect to the Collateral under the Pledge Agreement or exercise any rights or remedies thereunder, or (f) to take any action to realize upon any Collateral or to exercise any right or remedy with respect to the Collateral.

          "Indefeasible Payment" or "Indefeasibly Paid" shall mean, with respect
           --------------------      -----------------
to the making of any payment on or in respect of any Senior Debt, a payment in cash of such Senior Debt in full, which payment is not subject to avoidance or rescission in any Proceeding that has been commenced at or within ninety days of the time of such payment.

          "Junior Debt" shall mean all of the obligations of Company to Junior
           -----------
Creditor evidenced by or arising under or by virtue of the Junior Agreement and all other amounts now or hereafter owed by Company to Junior Creditor under any of the Junior Debt Documents.

          "Junior Debt Documents" shall mean the Junior Agreement and all other
           ---------------------
documents and instruments to which Company is a party and which evidence or pertain to all or any portion of the Junior Debt.

          "Junior Default" shall mean (i) a default in the payment of the Junior
           --------------
Debt or performance of any term, covenant or condition contained in the Junior Debt Documents or (ii) any other occurrence permitting Junior Creditor to accelerate or demand payment of, put or cause the redemption of, or requirement of cash collateral for, all or any portion of the Junior Debt or any Junior Debt Document.

          "Junior Default Notice" shall mean a written notice from Junior
           ---------------------
Creditor or Company to Agent pursuant to which Agent is notified of the occurrence of a Junior Default, which notice incorporates a reasonably detailed description of such Junior Default.

          "Proceeding" shall mean any voluntary or involuntary insolvency,
           ----------
bankruptcy, receivership, custodianship, liquidation, dissolution or reorganization involving the Company as debtor, assignment for the benefit of creditors of the Company, appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or a substantial portion of its assets or any other proceeding for the liquidation, dissolution or other winding up of the Company.

          "Senior Debt" shall mean the "Obligations," as such term is defined in
           -----------
the Credit Agreement, together with (a) all complete or partial refinancings of the Obligations, (b) any amendments, modifications, renewals or extensions of any of the foregoing and (c) any interest accruing on the foregoing on or after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim. Senior Debt shall be considered to be outstanding whenever any loan commitment under the Credit Agreement is outstanding.

          "Senior Debt Documents" shall mean the Credit Agreement and all other
           ---------------------
documents and instruments evidencing or pertaining to all or any portion of the Senior Debt.

          "Senior Debt Payoff" shall mean, with respect to the Senior Debt, that
           ------------------
the Senior Debt has been Indefeasibly Paid, and all commitments to lend under the Credit Agreement have been terminated.

          "Senior Default" shall mean any "Default" or "Event of Default"
           --------------
described in the Credit Agreement, or any condition or event that, after notice or lapse of time or both, would constitute such an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period set forth therein.

          2.  Subordination.
              -------------

              (a) Subordination of Junior Debt to Senior Debt.  Company
                  -------------------------------------------
     covenants and agrees, and the Junior Creditor by its acceptance of the Junior Agreement (whether upon original issue or upon transfer or assignment) likewise covenants and agrees, that (i) the payment by Company of any and all of the Junior Debt shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior Indefeasible Payment of the Senior Debt and (ii) the existing and hereafter acquired liens and security interests of Agent or any Lender securing all or any portion of the Senior Debt (whether or not arising pre-petition or post-petition, and whether or not granted pursuant to the Senior Debt Documents, a debtor-in-possession financing provided to Company by Agent, any Lender and/or any other Person, or the post-petition use of cash collateral by Company) shall be senior, regardless of the time or method of perfection, to all existing and hereafter acquired liens and security interests of Junior Creditor (or any agent therefore) securing all or any portion of the Junior Debt. Junior Creditor hereby consents and agrees that Agent may, and authorizes Agent to, purchase, sell, assign, release, abandon, or dispose of the Collateral by private or public sale with or without notice, pursuant to court order, under Section 363 of the Bankruptcy Code or otherwise and by any means, all free and clear of any interest or claim of or by Junior Creditor with respect thereto, and all without any liability of Agent or any Lender whatsoever to account for, allocate or deliver to Junior Creditor any proceeds or distributions received by Agent or any Lender as a result thereof (provided that if and to the extent the Senior Debt is Indefeasibly Paid and the commitments to extend Senior Debt are terminated, Agent will deliver to Junior Lender, in the form thereof, but without recourse, the residual interest of Agent and Lenders in such proceeds or distributions). So long as any Senior Debt or commitment to extend any Senior Debt is outstanding, Junior Creditor waives, with respect to Company's assets or the enforcement of any right or remedy of Agent or any Lender arising under any Senior Debt Document, this Agreement or at law or in equity, any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshalling, foreclosure, appraisement, valuation, adequate protection or any other right (including without limitation, under Section 361, 363 or 1111(b) or any other section of the Bankruptcy Code) contemplated at law or in equity (whether or not relating to notice, diligence, presentment, demand, protest, setoff, reliance, defense, counterclaim or election) that may otherwise be available to Junior Creditor; provided, however, that Junior Creditor may request adequate protection under Sections 361 and 363 of the Bankruptcy Code if adequate protection is being provided for the Senior Debt and the Senior Debt is not prejudiced by the request of Senior Creditor. Each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Debt in reliance upon the provisions contained in this Agreement. Nothing contained in the foregoing provisions is intended to or shall impair, as between the Junior Creditor and the Company, the obligations of the Company to such Junior Creditor.

               (b) Proceedings.  In the event of any Proceeding, (i) all Senior
                   -----------
     Debt first shall be Indefeasibly Paid before any payment of or with respect to the Junior Debt shall be made; (ii) any payment or distribution, whether in cash, property or securities which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Junior Debt, shall be paid or delivered directly to Agent (to be held and/or applied by Agent in accordance with the terms of the Credit Agreement) until all Senior Debt is Indefeasibly Paid, and Junior Creditor irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and distributions, and Junior Creditor also irrevocably authorizes, empowers and directs Agent to demand, sue for, collect and receive every such payment or distribution provided, however, that no such delivery of stock
                             --------  -------
     or debt instruments that are issued to the Junior Creditor (the "New Subordinated Obligations") pursuant to such Proceeding shall be made to the Agent if such stock or debt instruments are (x) authorized by any order or decree entered by a court of competent jurisdiction in a Proceeding under any applicable bankruptcy or reorganization law, which gives full effect to the subordination of the Junior Debt to the Senior Debt as provided herein, and (y) which New Subordinated Obligations are expressly subordinate and junior at least to the extent provided in this Agreement to the payment of all Senior Debt then outstanding and to the payment of any stock or debt instruments which are issued in exchange or substitution for any Senior Debt then outstanding; (iii) Junior Creditor agrees to execute and deliver to Agent or its representative all such further instruments confirming the authorization referred to in the foregoing clause (ii); (iv) Junior Creditor agrees not to initiate or prosecute or encourage any other person to initiate or prosecute (and, in any event, Junior Creditor agrees not to participate on any creditor's committee with respect to Company or the Collateral) any claim, action or other proceeding challenging the enforceability of the Senior Debt, any liens and security interests securing the Senior Debt, or any adequate protection rights granted by any bankruptcy court in favor of Agent or any Lender; (v) Junior Creditor agrees not to object to, or seek adequate protection in respect of, any use of cash collateral by Company under Section 363 of the Bankruptcy Code permitted by Agent or any Lender or any borrowing by Company from Agent, any Lender and/or any other Person permitted by Agent or any Lender, or to any grant of a lien or security interest by any Person in favor of Agent, any Lender and/or any other Person permitted by Agent or any Lender, under
     Section 364 of the Bankruptcy Code; provided, however, that Junior Creditor
                                         --------  -------
     may request adequate protections under Section 361 and 363 of the Bankruptcy Code if adequate protection is being provided for the Senior Debt and the Senior Debt is not prejudiced by the request of Junior Creditor; and (vi) Junior Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Junior Debt in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Agent its agent and attorney-in-fact to (A) execute, verify, deliver and file such proofs of claim upon the failure of Junior Creditor promptly to do so (and, in any event, prior to 30 days before the expiration of the time to file any such proof) and (B) vote such claim in any such Proceeding upon the failure of Junior Creditor to do so prior to 15 days before the expiration of the time to vote any such claim; provided Agent shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that Agent votes any claim in accordance with the authority granted hereby, Junior Creditor shall not be entitled to change or withdraw such vote. The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Lenders and Junior Creditor even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided or disallowed in connection with any such Proceeding and this Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder.

               (c) Payment Upon Senior Default.  Company may not make and Junior
                   ---------------------------
     Creditor may not receive any payment of principal, interest or any other amount due with respect to the Junior Debt if (i) at the time of such payment a Senior Default exists which shall not have been cured or waived in accordance with the terms of the Senior Debt Documents or (ii) the making of such payment would result in a Senior Default.

               (d) Permitted Payments.  To the extent not prohibited under this
                   ------------------
     Agreement, including without limitation, under Section 2(b) or Section 2(c), Company shall not be prohibited from making, and the Junior Creditor shall not be prohibited from receiving, regularly scheduled interest payments made pursuant to the terms of the Junior Agreement. Company shall be prohibited from making, and the Junior Creditor shall be prohibited from receiving, payments of principal to the Junior Creditor prior to the Indefeasible Payment of the Senior Debt.

               (e) Restriction on Action by Junior Creditor.  Until the Senior
                   ----------------------------------------
     Debt is Indefeasibly Paid, notwithstanding anything contained in the Junior Debt Documents or the Senior Debt Documents to the contrary, Junior Creditor shall not, without the prior written consent of Required Lenders, take any Collection Action with respect to the Junior Debt or agree to any amendment, modification or supplement to the Junior Debt Documents, unless such action is required to prevent the expiration of any applicable statute of limitation or similar provision and provided that in any such Collection Action, Junior Creditor shall not, without the consent of the Agent, realize upon any Collateral. Such consent shall not be unreasonably withheld in the case of any amendment, modification or supplement to the Junior Debt Documents that does not have an adverse effect upon the rights or interests of the Agent of the Lenders.

               (f) Incorrect Payments.  If any payment or distribution on
                   ------------------
     account of the Junior Debt not permitted to be made by Company or received by Junior Creditor under this Agreement is received by Junior Creditor before a Senior Debt Payoff, such payment or distribution shall not be commingled with any asset of Junior Creditor, shall be held in trust by Junior Creditor for the benefit of Lenders and shall be promptly paid over to Agent, or its designated representative, for application (in accordance with the Credit Agreement) to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt is Indefeasibly Paid.

               (g) Sale, Transfer, etc.  Junior Creditor shall not sell, assign,
                   -------------------
     pledge, dispose of or otherwise transfer all or any portion of the Junior Debt or any Junior Debt Document (i) without giving prior written notice of such action to Agent, and (ii) unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to Agent an agreement substantially identical to this Agreement, providing for the continued subordination and forbearance of the Junior Debt to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of Agent and Lenders arising under this Agreement. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Junior Debt, and the terms of this Agreement shall be binding upon the successors and assigns of Junior Creditor, as provided in Section 12 below.

               (h) Legends.  Until a Senior Debt Payoff, the Junior Agreement at
                   -------
     all times shall contain in a conspicuous manner the following legend:

          "This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (the "Subordination Agreement") dated as of December 30, 1999 among Pameco Corporation (the "Company"), Quilvest American Equity LTD, and General Electric Capital Corporation ("Agent"), to the indebtedness (including interest) owed by Company pursuant to that certain Amended and Restated Credit Agreement dated as of March 10, 1998 among Company, Agent and the lenders from time to time party thereto, as such Credit Agreement has been and hereafter may be amended, supplemented or otherwise modified from time to time; and each holder of this instrument, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement. In the event of any conflict between the terms of this instrument and the Subordination Agreement, the terms of the Subordination Agreement shall control."

               (i) Release of Liens and Related Matters.  Except following a
                   ------------------------------------
     Senior Debt Payoff, in the event that Agent is required pursuant to the terms of the Credit Agreement or any other Senior Debt Document to release its liens and security interests in any of the Collateral securing the Senior Debt, or in the event that Agent voluntarily elects to release its liens and security interests in any of the Collateral securing the Senior Debt, Junior Creditor shall (or shall cause its agent to) release, on a prompt basis, and shall thereupon be deemed to have released without any further action, any liens and security interests which it may have in such Collateral. Concurrently with the execution of this Agreement, the Junior Creditor has delivered to Agent duly executed and undated UCC termination statements and other applicable collateral releases with respect to the Junior Creditor's liens in the Collateral. Junior Creditor acknowledges and agrees that Agent may file such statements and other releases of record in connection with a release of Junior Creditor's liens in the Collateral pursuant to this Agreement, other than in connection with a Senior Debt Payoff. Junior Creditor shall from time to time promptly deliver to Agent such additional documents of termination or release with respect to the liens of Junior Creditor as Agent may request to effect any release of liens of Junior Creditor pursuant to this Agreement. Upon termination of this Agreement, Agent shall return such termination statements and other releases (if not filed) to Junior Creditor or as otherwise required by applicable law. Junior Creditor agrees that neither Agent nor Lenders (i) shall be deemed or otherwise considered to be acting as an agent or in any other fiduciary capacity on behalf of Junior Creditor or the Junior Debt by virtue of this Agreement or otherwise and (ii) shall have any duty to Junior Creditor other than to return unfiled termination statements and other releases to Junior Creditor pursuant to this Agreement. Junior Creditor agrees that neither Agent nor any Lender shall have any liability to Junior Creditor for, and Junior Creditor hereby waives, any claim which Junior Creditor may have at any time against Agent or any Lender arising out of any and all actions which Agent or any Lender may take or omit to take not in violation of this Agreement, including, without limitation, with respect to (A) any Senior Debt Document, (B) collection of Senior Debt and (C) foreclosure upon and sale, liquidation or other disposition, or valuation, use, protection or release, of any of Company's assets.

          3.  Modifications to Senior Debt.  Lenders may at any time and from
              ----------------------------
time to time without the consent of or notice to Junior Creditor, without incurring liability to the Junior Creditor and without impairing or releasing the obligations of the Junior Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew, increase or alter any Senior Debt, or amend in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Debt.

          4.  Continued Effectiveness of this Agreement.  The terms of this
              -----------------------------------------
Agreement, the subordination effected hereby, and the rights and the obligations of Junior Creditor, Company, Agent or Lenders arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to the Credit Agreement, any of the other Senior Debt Documents or any of the Junior Debt Documents; (b) the validity or enforceability of any of such documents; or (c) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or the Junior Debt or any of the instruments or documents referred to in clause (a) above. The Junior Creditor and each holder of Junior Debt hereby acknowledge that the provisions of this Agreement are intended to be enforceable at all times, whether before the commencement of, after the commencement of, in connection with or premised on the occurrence of a Proceeding.

          5.  No Contest by Junior Creditor.  Junior Creditor agrees that it
              -----------------------------
will not at any time contest the validity, perfection, priority or enforceability of the Senior Debt, the Senior Debt Documents, or the security interests of Agent and Lenders.

          6.  Representations and Warranties.  Junior Creditor hereby represents
              ------------------------------
and warrants to Agent and Lenders that (a) Junior Creditor is the current owner and holder of the Junior Agreement and Junior Debt, (b) no Junior Default exists under or with respect to the Junior Agreement or any of the other Junior Debt Documents (c) Junior Creditor has the authority to execute, deliver and perform under the Junior Debt Documents.

          7.  Junior Default Notice.  Junior Creditor and Company each shall
              ---------------------
provide Agent with a Junior Default Notice upon the occurrence of each Junior Default, and Junior Creditor shall notify Agent in the event such Junior Default is cured or waived.

          8.  Cumulative Rights, No Waivers.  Each and every right, remedy and
              -----------------------------
power granted to Agent or Lenders hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Credit Agreement or the other Senior Debt Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Agent or Lenders, from time to time, concurrently or independently and as often and in such order as Agent or Lenders may deem expedient. Any failure or delay on the part of Agent or Lenders in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the rights of Agent or Lenders thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of the rights of Agent or Lenders hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

          9.  Modification.  Any modification or waiver of any provision of this
              ------------
Agreement, or any consent to any departure by Junior Creditor therefrom, shall not be effective in any event unless the same is in writing and signed by Agent, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Junior Creditor in any event not specifically required of Agent hereunder shall not entitle Junior Creditor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

          10. Additional Documents and Actions.  Junior Creditor at any time,
              --------------------------------
and from time to time, after the execution and delivery of this Agreement, promptly will execute and deliver such further documents and do such further acts and things as Agent reasonably may request that may be necessary in order to effect fully the purposes of this Agreement.

          11. Subrogation.  If any payment or distribution to which the holders
              -----------
of the Junior Debt would otherwise have been entitled (but for the provisions of this Agreement) shall have been turned over to the holders of the Senior Debt or otherwise applied to the payment of the Senior Debt pursuant to the provisions of this Agreement, then the holders of the Junior Debt shall be entitled to receive from the holders of the Senior Debt any payments or distributions received by them in excess of the amount sufficient to pay all Senior Debt in full in indefeasible funds, and upon receipt by the holders of the Senior Debt of amounts sufficient to pay the Senior Debt in full in cash, the holders of the Junior Debt shall be subrogated to all rights of the holders of the Senior Debt to receive all further payments or distributions applicable to the Senior Debt until the Junior Debt shall have been paid in full in cash. If the holders of the Junior Debt have been subrogated to the rights of the holders of the Senior Debt pursuant to the operation of this Section 11, the holders of the Senior Debt (at the expense of the holders of the Junior Debt) and the Company shall take all reasonable actions requested by the holders of the Junior Debt in order to enable the holders of the Junior Debt to obtain payments from such Debtor with respect to such subrogation rights as soon as possible. For purposes of the subrogation rights of the holders of the Junior Debt hereunder, payments to the holders of the Senior Debt with respect to the Senior Debt which the holders of the Junior Debt would have been entitled to receive with respect to the Junior Debt but for the provisions of this Agreement shall not, as between the Company, its creditors (other than the holders of the Senior Debt) and the holders of the Junior Debt, be deemed payments with respect to the Senior Debt, but rather shall be deemed payments with respect to the Junior Debt; it being understood that the provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Junior Creditor on the one hand and the Agent and Lenders, on the other hand.

          12.  Notices.   Except as otherwise provided herein, whenever it is
               -------
provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section
11), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below for such party. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than the parties hereto) designated below for any party to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

               Notices shall be addressed as follows (or to such other address (or facsimile number) as may be substituted by notice given as herein provided):

               (a)  If to Junior Creditor:

                    Quilvest American Equity LTD
                    c/o Three Cities Research, Inc.
                    650 Madison Avenue
                    New York, New York 10022
                    Attention: Willem de Vogel
                    Telecopier No.: 212-980-1142

                    With a copy to:

                    Paul, Weiss, Rifkind, Wharton & Garrison
                    1285 Avenue of the Americas
                    Attention: Jeffrey Saferstein
                    Telecopier No.: 212-757-3990

               (b)  If to Company:

                    Pameco Corporation
                    1000 Center Place
                    Norcross, Georgia 30093
                    Telecopy: (770) 798-0621
                    Attn: Chief Financial Officer

                    With a copy to:

                    Cadwalader, Wickersham & Taft
                    100 Maiden Lane
                    New York, New York 10038
                    Attention: David Robertson
                    Telecopier No.: (212) 504-6666

                (c) If to Agent:

                    General Electric Capital Corporation
                    201 High Ridge Road
                    Stamford, Connecticut 06927-5100
                    Attention: Vice President - Portfolio Commercial Finance Telecopier No.: (203) 316-7821

                    with copies to:

                    Winston & Strawn
                    35 West Wacker Drive
                    Chicago, Illinois 60601
                    Attention: Ronald H. Jacobson
                    Telecopier No.: (312) 558-5700

                    and:

                    General Electric Capital Corporation
                    201 High Ridge Road
                    Stamford, Connecticut 06927-5100
                    Attention: Corporate Counsel - Commercial Finance/Pameco Telecopier No.: (203) 316-7822

          13.  Severability.  In the event that any provision of this Agreement
               ------------
is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

          14.  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of the successors and assigns of Agent and shall be binding upon the successors and assigns of Junior Creditor and Company.

          15.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

          16.  Defines Rights of Creditors.  The provisions of this Agreement
               ---------------------------
are solely for the purpose of defining the relative rights of Junior Creditor, Agent and Lenders and shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, Company.

          17.  Conflict.  In the event of any conflict between any term,
               --------
covenant or condition of this Agreement and any term, covenant or condition of any of the Junior Debt Documents, the provisions of this Agreement shall control and govern. For purposes of this Section 16, to the extent that any provisions of any of the Junior Debt Documents provide rights, remedies and benefits to Agent or Lenders that exceed the rights, remedies and benefits provided to Agent or Lenders under this Agreement, such provisions of the applicable Junior Debt Documents shall be deemed to supplement (and not to conflict with) the provisions hereof.

          18.  Headings.  The paragraph headings used in this Agreement are for
               --------
convenience only and shall not affect the interpretation of any of the provisions hereof.

          19.  Termination.  This Agreement shall terminate upon the
               -----------
indefeasible payment in full in cash of the Senior Debt.

          20.  Applicable Law.  IN ALL RESPECTS, INCLUDING ALL MATTERS OF
               --------------
CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          21.  Consent to Jurisdiction.  EACH OF JUNIOR CREDITOR AND COMPANY
               -----------------------
HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES HERETO PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS

AGREEMENT, PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM
           --------
THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, NEW YORK; PROVIDED, FURTHER NOTHING IN THIS
                                           --------  -------
AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH OF JUNIOR CREDITOR AND COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF JUNIOR CREDITOR AND COMPANY HEREBY WAIVES ANY OBJECTION WHICH SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE
                                ----- --- ----------
GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH OF JUNIOR CREDITOR AND COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH IN
SECTION 11 OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          22.  Waiver of Jury Trial.  BECAUSE DISPUTES ARISING IN CONNECTION
               --------------------
WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES HERETO WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES HERETO DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT, THE SENIOR DEBT DOCUMENTS, THE JUNIOR DEBT DOCUMENT OR THE TRANSACTIONS RELATED THERETO.

                           [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                   JUNIOR CREDITOR:

                                   QUILVEST AMERICAN EQUITY LTD

                                   By:  __________________________
                                   Its:  _________________________

                                   COMPANY:

                                   PAMECO CORPORATION

                                   By:  __________________________
                                   Its:  _________________________

                                   AGENT:

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION

                                   By:  __________________________
                                   Its:  Duly Authorized Signatory